Exhibit (99)(c)

WACHOVIA THIRD QUARTER 2008

FINANCIAL HIGHLIGHTS SUPPLEMENTAL TABLES

OCTOBER 22, 2008

TABLE OF CONTENTS

Earnings Summary	1
Other Financial Measures	2
Fee and Other Income	3
Noninterest Expense	4
Balance Sheet	5
Asset Quality	8
General Bank	13
Wealth Management	15
Corporate and Investment Bank	16
Capital Management	20
Parent	23
Merger-Related And Restructuring Expenses	24
Explanation of Our Use of Certain Non-GAAP Financial Measures	26
Reconciliation Of Certain Non-GAAP Financial Measures	27
Cautionary Statement	31

READERS ARE ENCOURAGED TO REFER TO WACHOVIA’S RESULTS FOR THE QUARTER ENDED JUNE 30, 2008, PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), WHICH MAY BE FOUND IN WACHOVIA’S SECOND QUARTER REPORT ON FORM 10-Q.

THE INFORMATION CONTAINED HEREIN INCLUDES CERTAIN NON-GAAP FINANCIAL MEASURES. PLEASE REFER TO PAGES 26-30 FOR AN IMPORTANT EXPLANATION OF OUR USE OF NON-GAAP MEASURES AND RECONCILIATION OF THOSE NON-GAAP MEASURES TO GAAP.

Wachovia 3Q08 Quarterly Earnings Report

Earnings Summary

Earnings Reconciliation

	2008						2007				3Q08 EPS
	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
(After-tax in millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS	Amount	EPS	Amount	EPS	vs 2Q08	vs 3Q07
Net income (loss) available to common stockholders (GAAP)	$(23,889)	(11.18)	(9,108)	(4.31)	(707)	(0.36)	51	0.03	1,618	0.85	—%	—
Discontinued operations, net of income taxes	—	—	—	—	—	—	142	0.07	88	0.05	—	—
Net goodwill impairment	18,715	8.76	6,056	2.87	—	—	—	—	—	—	—	—
Net merger-related and restructuring expenses	414	0.19	128	0.06	123	0.06	108	0.05	22	—	—	—

Earnings excluding goodwill impairment, merger-related and restructuring expenses, and discontinued operations	$(4,760)	(2.23)	(2,924)	(1.38)	(584)	(0.30)	301	0.15	1,728	0.90	62	—

Earnings Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net interest income (Tax-equivalent)	$5,039	4,344	4,805	4,674	4,584	16%	10
Fee and other income	733	3,165	2,777	2,744	2,933	(77)	(75)

Total revenue (Tax-equivalent)	5,772	7,509	7,582	7,418	7,517	(23)	(23)
Provision for credit losses	6,629	5,567	2,831	1,497	408	19	—
Other noninterest expense	5,966	6,376	5,097	5,488	4,397	(6)	36
Merger-related and restructuring expenses	697	251	241	187	36	—	—
Goodwill impairment	18,786	6,060	—	—	—	—	—
Other intangible amortization	96	97	103	111	92	(1)	4

Total noninterest expense	25,545	12,784	5,441	5,786	4,525	—	—
Minority interest in income of consolidated subsidiaries	(105)	(18)	155	107	189	—	—

Income (loss) from continuing operations before income taxes (benefits) (Tax-equivalent)	(26,297)	(10,824)	(845)	28	2,395	—	—
Income taxes (benefits) (Tax-equivalent)	(2,599)	(1,909)	(181)	(165)	689	36	—

Income (loss) from continuing operations	(23,698)	(8,915)	(664)	193	1,706	—	—
Discontinued operations, net of income taxes	—	—	—	(142)	(88)	—	—

Dividends on preferred stock	191	193	43	—	—	(1)	—
Net income (loss) available to common stockholders	$(23,889)	(9,108)	(707)	51	1,618	—%	—

Net interest margin	2.94%	2.58	2.92	2.88	2.92	—%	—
Effective tax rate (Tax-equivalent) (a) (b)	9.88	17.65	21.38	127.17	28.38	—	—
Tier 1 capital ratio (c)	7.4	8.0	7.4	7.4	7.1	—	—
Tangible capital ratio (excluding FAS 115/133/158)	4.6	5.1	4.6	4.5	4.6	—	—
Leverage ratio (c)	5.7%	6.6	6.2	6.1	6.1	—	—
Average basic common shares (In millions)	2,137	2,111	1,963	1,959	1,885	1%	13
Average diluted common shares (In millions)	2,143	2,119	1,977	1,983	1,910	1%	12

(a)	4Q07 and 3Q07 include taxes on discontinued operations.
(b)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.
(c)	The third quarter of 2008 is based on estimates.

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Wachovia 3Q08 Quarterly Earnings Report

Other Financial Measures

Performance Highlights

	2008				2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions, except per share data)	Third Quarter		Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Earnings excluding goodwill impairment, merger-related and restructuring expenses, and discontinued operations (a)(b)
Net income (loss)	$(4,760)		(2,924)	(584)	301	1,728	63%	—
Return on average assets	(2.27)%		(1.38)	(0.28)	0.16	0.94	—	—
Return on average common stockholders’ equity	(27.11)		(15.94)	(3.14)	1.62	9.81	—	—
Overhead efficiency ratio (Tax-equivalent)	105.01		86.21	68.58	75.48	59.73	—	—
Overhead efficiency ratio excluding brokerage (Tax-equivalent)	107.32%		80.64	65.47	74.54	56.82	—	—
Operating leverage (Tax-equivalent)	$(1,325)		(1,347)	563	(1,208)	(843)	(2)%	57

Earnings excluding goodwill impairment, merger-related and restructuring expenses, other intangible amortization and discontinued operations (a)(b)
Net income (loss)	$(4,698)		(2,858)	(520)	365	1,788	64%	—
Dividend payout ratio on common shares	(2.27	) %	(27.78)	(246.15)	355.56	68.09	—	—
Return on average tangible assets	(2.35)		(1.42)	(0.26)	0.20	1.03	—	—
Return on average tangible common stockholders’ equity	(59.94)		(39.94)	(7.07)	5.05	23.88	—	—
Overhead efficiency ratio (Tax-equivalent)	103.34		84.92	67.22	73.97	58.51	—	—
Overhead efficiency ratio excluding brokerage (Tax-equivalent)	104.82%		78.84	63.59	72.43	55.32	—	—
Operating leverage (Tax-equivalent)	$(1,326)		(1,353)	554	(1,187)	(855)	(2)%	55

Other financial data
Net interest margin	2.94%		2.58	2.92	2.88	2.92	—	—
Fee and other income as % of total revenue	12.70		42.15	36.62	36.99	39.02	—	—
Effective tax rate (c)	10.04		18.06	26.02	122.05	27.33	—	—
Effective tax rate (Tax-equivalent) (c)	9.88%		17.65	21.38	127.17	28.38	—	—

Asset quality
Allowance for loan losses as % of loans, net	3.18%		2.20	1.37	0.98	0.78	—	—
Allowance for loan losses as % of nonperforming assets	102		90	78	84	115	—	—
Allowance for credit losses as % of loans, net	3.24		2.24	1.41	1.02	0.82	—	—
Net charge-offs as % of average loans, net	1.57		1.10	0.66	0.41	0.19	—	—
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	3.05%		2.41	1.70	1.14	0.66	—	—

Capital adequacy
Tier 1 capital ratio (d)	7.4%		8.0	7.4	7.4	7.1	—	—
Tangible capital ratio (including FAS 115/133/158)	4.0		4.7	4.3	4.3	4.2	—	—
Tangible capital ratio (excluding FAS 115/133/158)	4.6		5.1	4.6	4.5	4.6	—	—
Leverage ratio (d)	5.7%		6.6	6.2	6.1	6.1	—	—

Other
Average basic common shares (In millions)	2,137		2,111	1,963	1,959	1,885	1%	13
Average diluted common shares (In millions)	2,143		2,119	1,977	1,983	1,910	1	12
Actual common shares (In millions) (e)	2,161		2,159	1,992	1,980	1,901	—	14
Dividends paid per common share	$0.05		0.38	0.64	0.64	0.64	(87)	(92)
Book value per common share (e)	18.59		30.25	36.24	37.66	36.90	(39)	(50)
Common stock price	3.50		15.53	27.00	38.03	50.15	(77)	(93)
Market capitalization (e)	$7,563		33,527	53,782	75,302	95,326	(77)	(92)
Common stock price to book value (e)	19%		51	75	101	136	(63)	(86)
FTE employees	117,227		119,952	120,378	121,890	109,724	(2)	7
Total financial centers/brokerage offices	4,820		4,820	4,850	4,894	4,167	—	16
ATMs	5,303		5,277	5,308	5,139	5,123	—%	4

(a)	See tables on page 1, and on pages 27 through 30 for reconciliation to earnings prepared in accordance with GAAP.
(b)	See page 1 for the most directly comparable GAAP financial measure and pages 27 through 30 for reconciliation to earnings prepared in accordance with GAAP.
(c)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.
(d)	The third quarter of 2008 is based on estimates.
(e)	Includes restricted stock for which the holder receives dividends and has full voting rights.

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Wachovia 3Q08 Quarterly Earnings Report

Fee and Other Income

Fee and Other Income

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Service charges	$717	709	676	716	689	1%	4
Other banking fees	525	518	498	497	471	1	11
Commissions	799	910	914	970	600	(12)	33
Fiduciary and asset management fees	1,291	1,355	1,439	1,436	1,029	(5)	25
Advisory, underwriting and other investment banking fees	243	280	261	249	393	(13)	(38)
Trading account profits (losses)	(701)	(510)	(308)	(524)	(301)	37	—
Principal investing	(310)	136	446	41	372	—	—
Securities gains (losses)	(1,978)	(808)	(205)	(320)	(34)	—	—
Other income	147	575	(944)	(321)	(286)	(74)	—

Total fee and other income	$733	3,165	2,777	2,744	2,933	(77)%	(75)

Other Income

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Consumer loan-related sale/securitization activity	$(90)	20	13	(115)	4	—%	—
Commercial mortgage-related sale/securitization activity	(58)	(90)	(246)	(365)	(381)	(36)	(85)
Other income	295	645	(711)	159	91	(54)	—

Total other income (loss)	$147	575	(944)	(321)	(286)	(74)%	—

Market Disruption-Related Losses, Net

	2008
	Third Quarter
(Pre-tax dollars in millions)	Trading profits (losses)	Securities gains (losses)	Other Income (a)	Total
Corporate and Investment Bank
ABS CDO and other subprime-related	$(47)	(189)	1	(235)
Commercial mortgage (CMBS)	(263)	(23)	(61)	(347)
Consumer mortgage	(138)	0	(8)	(146)
Leveraged finance	42	0	(20)	22
Other	(207)	(34)	7	(234)

Total	(613)	(246)	(81)	(940)
Capital Management
Impairment and trading losses	(87)	(742)	(22)	(851)
Auction Rate Securities (ARS) losses	(80)	0	0	(80)
Parent
Impairment losses/other	0	(619)	0	(619)

Total, net	$(780)	(1,607)	(103)	(2,490)

Market Disruption-Related Losses, Net

	2008
	Second Quarter				First Quarter				1st Half
(Pre-tax dollars in millions)	Trading profits (losses)	Securities gains (losses)	Other Income (a)	Total	Trading profits (losses)	Securities gains (losses)	Other Income (a)	Total	Total
Corporate and Investment Bank
ABS CDO and other subprime-related	$(106)	(132)	0	(238)	(281)	(67)	9	(339)	(577)
Commercial mortgage (CMBS)	(116)	(2)	(91)	(209)	(283)	0	(238)	(521)	(730)
Consumer mortgage	(42)	0	(26)	(68)	(187)	0	(64)	(251)	(319)
Leveraged finance	(336)	0	438	102	483	0	(792)	(309)	(207)
Other	(141)	(11)	0	(152)	(131)	(4)	(9)	(144)	(296)

Total	(741)	(145)	321	(565)	(399)	(71)	(1,094)	(1,564)	(2,129)
Capital Management
Impairment and trading losses	(89)	(24)	0	(113)	0	0	0	0	(113)
Auction Rate Securities (ARS) losses	(5)	0	0	(5)	0	0	0	0	(5)
Parent
Impairment losses/other	0	(246)	(7)	(253)	0	(409)	(314)	(723)	(976)

Total, net	$(835)	(415)	314	(936)	(399)	(480)	(1,408)	(2,287)	(3,223)

(a)	Other income includes primarily loan impairments and loans held for sale net write-downs.

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Wachovia 3Q08 Quarterly Earnings Report

Market Disruption-Related Losses, Net

	2007
	Fourth Quarter					Third Quarter				2nd Half
(Pre-tax dollars in millions)	Trading profits (losses)	Securities gains (losses)	Other Income (a)	Provision	Total	Trading profits (losses)	Securities gains (losses)	Other Income (a)	Total	Total
Corporate and Investment Bank
ABS CDO and other subprime-related	$(517)	(263)	(38)	0	(818)	(230)	0	0	(230)	(1,048)
Commercial mortgage (CMBS)	(238)	0	(362)	0	(600)	(129)	0	(359)	(488)	(1,088)
Consumer mortgage	(64)	0	(59)	0	(123)	(41)	0	(41)	(82)	(205)
Leveraged finance	183	(3)	(87)	0	93	62	0	(334)	(272)	(179)
Other	59	0	0	0	59	(109)	0	0	(109)	(50)

Total	(577)	(266)	(546)	0	(1,389)	(447)	0	(734)	(1,181)	(2,570)
Capital Management
Impairment and trading losses	0	(17)	0	0	(17)	0	(40)	0	(40)	(57)
Parent
Impairment losses/other	0	(44)	0	(50)	(94)	0	0	0	0	(94)

Total, net	(577)	(327)	(546)	(50)	(1,500)	(447)	(40)	(734)	(1,221)	(2,721)
Discontinued operations (BluePoint)	$(210)				(210)	(120)			(120)	(330)

(a)	Other income includes primarily loan impairments and loans held for sale net write-downs.
No market disruption-related losses in 1Q07 or 2Q07.

Noninterest Expense

Noninterest Expense

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Salaries and employee benefits	$3,489	3,435	3,260	3,468	2,628	2%	33
Occupancy	381	377	379	375	325	1	17
Equipment	325	317	323	334	283	3	15
Marketing	68	95	97	80	74	(28)	(8)
Communications and supplies	173	184	186	191	176	(6)	(2)
Professional and consulting fees	242	218	196	271	194	11	25
Sundry expense	1,288	1,750	656	769	717	(26)	80

Other noninterest expense	5,966	6,376	5,097	5,488	4,397	(6)	36
Merger-related and restructuring expenses	697	251	241	187	36	—	—
Goodwill impairment	18,786	6,060	—	—	—	—	—
Other intangible amortization	96	97	103	111	92	(1)	4

Total noninterest expense	$25,545	12,784	5,441	5,786	4,525	—%	—

Auction Rate Securities Settlement Costs in Sundry Expense

	2008
(In millions)	Third Quarter	Second Quarter	First Quarter
Capital Management (a)	$432	500	—
Corporate and Investment Bank	65	—	—

Total	$497	500	—

(a)	Includes Prudential Financial’s minority interest on a pre-tax basis of $99 million and $115 million in 3Q08 and 2Q08, respectively.

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Wachovia 3Q08 Quarterly Earnings Report

Balance Sheet

Average Balance Sheet Data

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Assets
Trading assets	$36,715	43,575	44,655	37,694	38,737	(16)%	(5)
Securities	120,481	116,504	110,401	115,436	111,424	3	8
Commercial loans, net
General Bank	72,150	71,929	69,466	67,210	65,821	—	10
Corporate and Investment Bank	106,961	104,175	99,473	91,413	82,910	3	29
Other	29,795	30,100	29,639	29,541	25,941	(1)	15

Total commercial loans, net	208,906	206,204	198,578	188,164	174,672	1	20
Consumer loans, net	269,579	270,530	267,358	261,641	255,129	—	6

Total loans, net	478,485	476,734	465,936	449,805	429,801	—	11

Loans held for sale	8,416	9,141	11,592	18,998	20,209	(8)	(58)
Other earning assets (a)	41,847	29,135	26,449	28,207	28,602	44	46

Total earning assets	685,944	675,089	659,033	650,140	628,773	2	9
Cash	12,250	11,472	11,645	12,028	11,134	7	10
Other assets	93,713	109,876	112,915	101,319	89,097	(15)	5

Total assets	$791,907	796,437	783,593	763,487	729,004	(1)%	9

Liabilities and Stockholders’ Equity
Core interest-bearing deposits	$334,769	332,688	338,181	332,148	320,729	1%	4
Foreign and other time deposits	54,683	44,878	48,840	47,523	37,098	22	47

Total interest-bearing deposits	389,452	377,566	387,021	379,671	357,827	3	9
Short-term borrowings	58,198	64,005	58,538	60,755	65,346	(9)	(11)
Long-term debt	183,384	177,473	165,540	158,704	151,226	3	21

Total interest-bearing liabilities	631,034	619,044	611,099	599,130	574,399	2	10
Noninterest-bearing deposits	57,540	57,982	56,332	57,895	58,280	(1)	(1)
Other liabilities	33,138	37,671	37,415	32,476	26,468	(12)	25

Total liabilities	721,712	714,697	704,846	689,501	659,147	1	9
Stockholders’ equity	70,195	81,740	78,747	73,986	69,857	(14)	—

Total liabilities and stockholders’ equity	$791,907	796,437	783,593	763,487	729,004	(1)%	9

(a) Includes interest-bearing bank balances, federal funds sold, securities purchased under resale agreements and margin loans.

Memoranda
Low-cost core deposits	$263,714	277,091	270,858	262,982	256,535	(5)%	3
Other core deposits	128,595	113,579	123,655	127,061	122,474	13	5

Total core deposits	$392,309	390,670	394,513	390,043	379,009	—%	4

Average Consumer Loans - Total Corporation

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Mortgage	$48,713	51,784	52,590	50,480	48,606	(6)%	—
Pick-a-Payment mortgage	120,670	122,164	120,963	120,235	118,602	(1)	2
Home equity loans	28,387	28,820	30,560	31,266	31,334	(2)	(9)
Home equity lines	30,967	28,986	27,279	25,912	24,814	7	25
Student	10,880	9,887	9,155	8,073	7,299	10	49
Auto and other vehicle	27,300	26,464	24,554	23,383	22,161	3	23
Revolving	1,976	1,793	1,714	1,670	1,647	10	20
Other consumer loans	686	632	543	622	666	9	3

Total consumer loans	$269,579	270,530	267,358	261,641	255,129	—%	6

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Wachovia 3Q08 Quarterly Earnings Report

THE FOLLOWING TABLES PROVIDE ADDITIONAL PERIOD-END DETAIL ON OUR BALANCE SHEET.

Period-End Loans Held for Sale

	2008			2007
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core business activity (a)
Core business activity, beginning of period	$7,824	10,670	15,094	19,599	17,732
Originations/purchases	6,955	8,069	8,144	8,160	13,007
Transfers to loans held for sale	3,439	377	2,388	511	2,411
Transfers from loans held for sale	(51)	(79)	(6,926)	(1,799)	(249)
Lower of cost or market value adjustments (b)	(41)	(87)	(364)	(223)	(255)
Market value adjustments for fair value option loans	12	(47)	42	—	—
Performing loans sold or securitized	(8,920)	(10,957)	(7,355)	(10,913)	(11,606)
Other, principally payments	(437)	(122)	(353)	(241)	(1,441)

Core business activity, end of period	8,781	7,824	10,670	15,094	19,599

Portfolio management activity (a)
Portfolio management activity, beginning of period	606	759	1,678	1,832	1
Originations/purchases	—	—	83	—	—
Transfers to loans held for sale (c)	—	56	54	339	1,831
Transfers from loans held for sale	(2)	—	—	(191)	—
Lower of cost or market value adjustments (b)	(40)	26	(31)	(30)	—
Performing loans sold	(59)	(212)	(990)	(157)	—
Nonperforming loans sold	(25)	—	—	—	—
Other, principally payments	(14)	(23)	(35)	(115)	—

Portfolio management activity, end of period	466	606	759	1,678	1,832

Total loans held for sale (d)	$9,247	8,430	11,429	16,772	21,431

(a)	Certain amounts presented in periods prior to the third quarter of 2008 have been reclassified to conform to the presentation in the third quarter of 2008.
(b)	Lower of cost or market value adjustments exclude amounts related to unfunded commitments. Market disruption-related recoveries on unfunded commitments amounted to $438 million in the second quarter of 2008. Market disruption-related net write-downs on unfunded commitments amounted to $25 million, $729 million, $78 million and $311 million in the third and first quarters of 2008 and in the fourth and third quarters of 2007, respectively.
(c)	Includes $1.8 billion in third quarter 2007 in connection with the consolidation of a structured lending vehicle; first quarter of 2008 and fourth quarter of 2007 include funding of the structured lending vehicle’s commitments amounting to $54 million and $159 million, respectively.
(d)	Nonperforming assets included in loans held for sale at September 30, June 30 and March 31, 2008 and at December 31 and September 30, 2007, were $26 million, $63 million, $5 million, $62 million and $59 million, respectively.

Period-End Managed Portfolio

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Commercial
On-balance sheet loan portfolio	$230,274	228,221	221,413	208,351	199,387	1%	15
Securitized loans - off-balance sheet	100	105	120	131	142	(5)	(30)
Loans held for sale	1,290	2,224	3,342	9,414	13,905	(42)	(91)

Total commercial	231,664	230,550	224,875	217,896	213,434	—	9

Consumer
On-balance sheet loan portfolio	261,610	269,726	266,958	261,503	257,860	(3)	1
Securitized loans - off-balance sheet	9,751	10,688	11,585	12,304	13,053	(9)	(25)
Securitized loans included in securities	13,156	14,998	11,774	10,854	6,070	(12)	—
Loans held for sale	7,957	6,206	8,087	7,358	7,526	28	6

Total consumer	292,474	301,618	298,404	292,019	284,509	(3)	3

Total managed portfolio	$524,138	532,168	523,279	509,915	497,943	(2)%	5

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Wachovia 3Q08 Quarterly Earnings Report

Period-End Balance Sheet Data

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Commercial loans, net	$218,918	216,620	211,700	198,566	189,545	1%	15
Consumer loans, net	263,455	271,578	268,782	263,388	259,661	(3)	1

Loans, net	482,373	488,198	480,482	461,954	449,206	(1)	7

Goodwill and other intangible assets
Goodwill	18,353	36,993	43,068	43,122	38,848	(50)	(53)
Deposit base	492	531	573	619	670	(7)	(27)
Customer relationships	1,276	1,321	1,375	1,410	620	(3)	—
Tradename	90	90	90	90	90	—	—
Total assets	764,378	812,433	808,575	782,896	754,168	(6)	1
Core deposits	370,054	400,387	398,562	397,405	377,865	(8)	(2)
Total deposits	418,840	447,790	444,964	449,129	421,937	(6)	(1)
Long-term debt	183,350	184,401	175,653	161,007	158,584	(1)	16
Stockholders’ equity	$50,003	75,127	77,992	76,872	70,140	(33)%	(29)

Memoranda
Unrealized gains (losses) (Before income taxes)
Securities, net	$(5,760)	(4,012)	(2,340)	(1,290)	(1,994)
Risk management derivative financial instruments, net	684	682	1,831	635	(443)

Unrealized losses, net (Before income taxes)	$(5,076)	(3,330)	(509)	(655)	(2,437)

Page - 7

Wachovia 3Q08 Quarterly Earnings Report

Asset Quality

Asset Quality

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Nonperforming assets
Nonaccrual loans	$13,476	11,049	7,788	4,995	2,715	22%	—
Restructured loans (a)	646	248	48	—	—	—	—
Foreclosed properties	860	631	530	389	334	36	—

Total nonperforming assets	$14,982	11,928	8,366	5,384	3,049	26%	—

as % of loans, net and foreclosed properties	3.10%	2.44	1.74	1.16	0.68	—	—

Nonperforming assets in loans held for sale	$26	63	5	62	59	(59)%	(56)

Total nonperforming assets in loans and in loans held for sale	$15,008	11,991	8,371	5,446	3,108	25%	—

as % of loans, net, foreclosed properties and loans held for sale	3.05%	2.41	1.70	1.14	0.66	—	—

Provision for credit losses	$6,629	5,567	2,831	1,497	408	19	—
Allowance for credit losses	$15,605	10,956	6,767	4,717	3,691	42%	—

Allowance for loan losses
as % of loans, net	3.18%	2.20	1.37	0.98	0.78	—	—
as % of nonaccrual and restructured loans (b)	109	95	84	90	129	—	—
as % of nonperforming assets (b)	102	90	78	84	115	—	—
Allowance for credit losses
as % of loans, net	3.24%	2.24	1.41	1.02	0.82	—	—

Net charge-offs	$1,872	1,309	765	461	206	43%	—
Commercial, as % of average commercial loans	1.05%	0.88	0.48	0.34	0.08	—	—
Consumer, as % of average consumer loans	1.97	1.26	0.79	0.46	0.27	—	—
Total, as % of average loans, net	1.57%	1.10	0.66	0.41	0.19	—	—

Past due accruing loans, 90 days and over	$1,119	1,101	866	708	590	2%	90
Commercial, as a % of loans, net	0.07%	0.11	0.05	0.05	0.04	—	—
Consumer, as a % of loans, net	0.37%	0.32	0.28	0.23	0.20	—	—

(a)	Troubled debt restructurings were not significant prior to the first quarter of 2008.
(b)	These ratios do not include nonperforming assets included in loans held for sale.

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Wachovia 3Q08 Quarterly Earnings Report

Charge-Offs

Charge-offs

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loan losses:
Commercial, financial and agricultural	$(286)	(254)	(171)	(67)	(41)	13%	—
Commercial real estate - construction and mortgage	(279)	(216)	(81)	(117)	(5)	29	—

Total commercial	(565)	(470)	(252)	(184)	(46)	20	—
Real estate secured	(1,087)	(700)	(351)	(156)	(59)	55	—
Student loans	(29)	(3)	(3)	(4)	(5)	—	—
Installment and other loans (a)	(299)	(230)	(242)	(225)	(168)	30	78

Total consumer	(1,415)	(933)	(596)	(385)	(232)	52	—

Total loan losses	(1,980)	(1,403)	(848)	(569)	(278)	41	—
Loan recoveries:
Commercial, financial and agricultural	16	15	14	22	9	7	78
Commercial real estate - construction and mortgage	2	—	1	—	3	—	—

Total commercial	18	15	15	22	12	20	50
Real estate secured	27	18	10	9	12	50	—
Student loans	1	1	1	2	3	—	—
Installment and other loans (a)	62	60	57	75	45	3	38

Total consumer	90	79	68	86	60	14	50

Total loan recoveries	108	94	83	108	72	15	50

Net charge-offs:
Commercial, financial and agricultural	(270)	(239)	(157)	(45)	(32)	13	—
Commercial real estate - construction and mortgage	(277)	(216)	(80)	(117)	(2)	28	—

Total commercial	(547)	(455)	(237)	(162)	(34)	20	—
Real estate secured	(1,060)	(682)	(341)	(147)	(47)	55	—
Student loans	(28)	(2)	(2)	(2)	(2)	—	—
Installment and other loans (a)	(237)	(170)	(185)	(150)	(123)	39	93

Total consumer	(1,325)	(854)	(528)	(299)	(172)	55	—

Net charge-offs	$(1,872)	(1,309)	(765)	(461)	(206)	43%	—
Net charge-offs as a % of average loans, net (b)
Commercial, financial and agricultural	0.66%	0.60	0.41	0.12	0.10	—	—
Commercial real estate - construction and mortgage	2.41	1.89	0.73	1.12	0.02	—	—

Total commercial	1.05	0.88	0.48	0.34	0.08	—	—
Real estate secured	1.85	1.18	0.59	0.26	0.08	—	—
Student loans	1.03	0.07	0.08	0.10	0.14	—	—
Installment and other loans (a)	3.18	2.36	2.76	2.35	1.99	—	—

Total consumer	1.97	1.26	0.79	0.46	0.27	—	—

Total, as % of average loans, net	1.57%	1.10	0.66	0.41	0.19	—	—

Consumer real estate secured net charge-offs:
First lien	$(952)	(592)	(291)	(122)	(32)	61%	—
Second lien	(108)	(90)	(50)	(25)	(15)	20	—

Total consumer real estate secured net charge-offs	$(1,060)	(682)	(341)	(147)	(47)	55%	—

(a)	Principally auto loans.
(b)	Annualized.

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Wachovia 3Q08 Quarterly Earnings Report

Allowance for Credit Losses

Allowance for Credit Losses

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Allowance for credit losses (a)
Allowance for loan losses, beginning of period	$10,744	6,567	4,507	3,505	3,390	64%	—
Net charge-offs	(1,872)	(1,309)	(765)	(461)	(206)	43	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(108)	(69)	(16)	(10)	(63)	57	71
Provision for credit losses related to loans transferred to loans held for sale or sold (b)	17	51	7	6	3	(67)	—
Provision for credit losses	6,570	5,504	2,834	1,467	381	19	—

Allowance for loan losses, end of period	15,351	10,744	6,567	4,507	3,505	43	—

Reserve for unfunded lending commitments, beginning of period	212	200	210	186	162	6	31
Provision for credit losses	42	12	(10)	24	24	—	75

Reserve for unfunded lending commitments, end of period	254	212	200	210	186	20	37

Allowance for credit losses	$15,605	10,956	6,767	4,717	3,691	42%	—

Allowance for loan losses
as % of loans, net	3.18%	2.20	1.37	0.98	0.78	—	—
as % of nonaccrual and restructured loans (c)	109	95	84	90	129	—	—
as % of nonperforming assets (c)	102	90	78	84	115	—	—
Allowance for credit losses
as % of loans, net	3.24%	2.24	1.41	1.02	0.82	—	—

(a)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.
(b)	The provision related to loans transferred or sold includes recovery of lower of cost or market losses.
(c)	These ratios do not include nonperforming assets included in loans held for sale.

Allowance for Credit Losses

	2008				2007
	Third Quarter		Second Quarter		Third Quarter
(In millions)	Amount	As a % of loans, net	Amount	As a % of loans, net	Amount	As a % of loans, net
Allowance for loan losses
Commercial	$2,959	1.35%	2,793	1.29%	$2,054	1.08%
Consumer	11,622	4.41	7,621	2.81	1,246	0.48
Unallocated	770	—	330	—	205	—

Total	15,351	3.18	10,744	2.20	3,505	0.78
Reserve for unfunded lending commitments
Commercial	254	—	212	—	186	—

Allowance for credit losses	$15,605	3.24%	10,956	2.24%	$3,691	0.82%

Memoranda
Total commercial (Including reserve for unfunded lending commitments)	$3,213	1.47%	3,005	1.39%	$2,240	1.18%

Page - 10

Wachovia 3Q08 Quarterly Earnings Report

Nonperforming Assets

Nonperforming Assets

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Nonaccrual Loans
Commercial:
Commercial, financial and agricultural	$1,298	1,229	908	602	354	6%	—
Commercial real estate - construction and mortgage	2,836	2,203	1,750	1,059	289	29	—

Total commercial	4,134	3,432	2,658	1,661	643	20	—

Consumer:
Real estate secured:
First lien	9,197	7,430	5,015	3,234	1,986	24	—
Second lien	110	147	75	58	41	(25)	—
Installment and other loans (a)	35	40	40	42	45	(13)	(22)

Total consumer	9,342	7,617	5,130	3,334	2,072	23	—

Total nonaccrual loans	13,476	11,049	7,788	4,995	2,715	22	—

Restructured loans	646	248	48	—	—	—	—

Foreclosed properties (b)	860	631	530	389	334	36	—

Total nonperforming assets	$14,982	11,928	8,366	5,384	3,049	26	—
As % of loans, net, and foreclosed properties (c)	3.10%	2.44	1.74	1.16	0.68	—	—

Nonperforming assets included in loans held for sale
Commercial	$21	56	—	—	—	—	—
Consumer	5	7	5	62	50	(29)	(90)

Total nonaccrual loans	26	63	5	62	50	(59)	(48)
Foreclosed properties	—	—	—	—	9	—	—

Total nonperforming assets included in loans held for sale	26	63	5	62	59	(59)	(56)

Nonperforming assets included in loans and in loans held for sale	$15,008	11,991	8,371	5,446	3,108	25	—
As % of loans, net, foreclosed properties and loans held for sale (d)	3.05%	2.41	1.70	1.14	0.66	—	—

Past due loans, 90 days and over, and nonaccrual loans
Accruing loans past due 90 days and over	$1,119	1,101	866	708	590	2	90
Nonaccrual loans	13,476	11,049	7,788	4,995	2,715	22	—

Total past due loans 90 days and over, and nonaccrual loans	$14,595	12,150	8,654	5,703	3,305	20%	—
Commercial, as a % of loans, net	1.96%	1.69	1.31	0.89	0.38	—	—
Consumer, as a % of loans, net	3.91%	3.12	2.19	1.49	1.00	—	—

(a)	Principally auto loans; nonaccrual status does not apply to student loans.
(b)	Troubled debt restructurings were not significant prior to the first quarter of 2008.
(c)	These ratios do not include nonperforming assets included in loans held for sale.
(d)	These ratios reflect nonperforming assets included in loans held for sale.

Page - 11

Wachovia 3Q08 Quarterly Earnings Report

Nonperforming Loans (a)

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Balance, beginning of period	$11,049	7,788	4,995	2,715	1,945	56%	—

Commercial nonaccrual loan activity
Commercial nonaccrual loans, beginning of period	3,432	2,658	1,661	643	479	29	—
New nonaccrual loans and advances	1,689	1,651	1,421	1,303	298	2	—
Charge-offs	(566)	(470)	(252)	(184)	(46)	20	—
Transfers (to) from loans held for sale	—	(88)	—	—	—	—	—
Transfers (to) from other real estate owned	(53)	(7)	(26)	—	(5)	—	—
Sales	(88)	(68)	(33)	(26)	(14)	29	—
Other, principally payments	(280)	(244)	(113)	(75)	(69)	15	—

Net commercial nonaccrual loan activity	702	774	997	1,018	164	(9)	—

Commercial nonaccrual loans, end of period	4,134	3,432	2,658	1,661	643	20	—

Consumer nonaccrual loan activity
Consumer nonaccrual loans, beginning of period	7,617	5,130	3,334	2,072	1,466	48	—
Transfer (to) from loans held for sale	(4)	—	100	—	—	—	—
Other, net	1,729	2,487	1,696	1,262	606	(30)	—

Net consumer nonaccrual loan activity	1,725	2,487	1,796	1,262	606	(31)	—

Consumer nonaccrual loans, end of period	9,342	7,617	5,130	3,334	2,072	23	—

Balance, end of period	$13,476	11,049	7,788	4,995	2,715	22%	—

(a)	Excludes nonperforming assets included in loans held for sale at September 30, June 30 and March 31, 2008 and at December 31 and September 30, 2007, of $26 million, $63 million, $5 million, $62 million and $59 million, respectively.

Page - 12

Wachovia 3Q08 Quarterly Earnings Report

GENERAL BANK

This segment includes Retail and Small Business, and Commercial.

General Bank

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$3,763	3,697	3,462	3,404	3,466	2%	9
Fee and other income	1,003	1,000	980	929	935	—	7
Intersegment revenue	50	57	55	58	59	(12)	(15)

Total revenue (Tax-equivalent)	4,816	4,754	4,497	4,391	4,460	1	8
Provision for credit losses	1,340	922	572	320	207	45	—
Noninterest expense	2,127	2,061	2,048	2,037	1,898	3	12
Income taxes (Tax-equivalent)	492	647	685	743	860	(24)	(43)

Segment earnings	$857	1,124	1,192	1,291	1,495	(24)%	(43)

Performance and other data
Economic profit	$699	928	997	1,043	1,190	(25)%	(41)
Risk adjusted return on capital (RAROC)	25.40%	33.26	42.55	48.00	54.30	—	—
Economic capital, average	$19,302	16,777	12,705	11,188	10,904	15	77
Cash overhead efficiency ratio (Tax-equivalent)	44.16%	43.35	45.55	46.40	42.54	—	—
Lending commitments	$128,178	133,201	132,805	133,733	132,779	(4)	(3)
Average loans, net	318,573	317,969	312,084	303,903	295,188	—	8
Average core deposits	$292,653	290,313	297,124	296,159	290,099	1	1
FTE employees	53,073	54,315	54,739	55,469	56,427	(2)%	(6)

General Bank Key Metrics

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Customer overall satisfaction score (a)	6.62	6.65	6.62	6.62	6.63	—%	—
New/Lost ratio	1.24	1.23	1.27	1.33	1.34	1	(7)
Online active customers (In thousands) (b)	5,252	5,086	4,849	4,677	4,491	3	17
Financial centers	3,314	3,308	3,323	3,355	3,381	—%	(2)

(a)	Gallup survey measured on a 1-7 scale; 6.4 = “best in class”.
(b)	Retail and small business.

RETAIL AND SMALL BUSINESS

This sub-segment includes Retail Banking, Small Business Banking, Wachovia Mortgage, Wachovia Home Equity, Wachovia Education Finance and other retail businesses.

Retail and Small Business

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$2,738	2,667	2,508	2,472	2,563	3%	7
Fee and other income	865	866	850	813	822	—	5
Intersegment revenue	(2)	11	12	15	15	—	—

Total revenue (Tax-equivalent)	3,601	3,544	3,370	3,300	3,400	2	6
Provision for credit losses	1,105	742	398	142	86	49	—
Noninterest expense	1,719	1,665	1,646	1,645	1,551	3	11
Income taxes (Tax-equivalent)	283	415	485	553	644	(32)	(56)

Segment earnings	$494	722	841	960	1,119	(32)%	(56)

Performance and other data
Economic profit	$473	694	779	804	935	(32)%	(49)
Risk adjusted return on capital (RAROC)	24.54%	35.24	51.71	57.53	66.31	—	—
Economic capital, average	$13,896	11,524	7,687	6,855	6,707	21	—
Cash overhead efficiency ratio (Tax-equivalent)	47.71%	46.99	48.86	49.88	45.59	—	—
Average loans, net	$229,539	229,744	227,255	221,819	215,042	—	7
Average core deposits	$251,771	244,830	249,220	249,660	247,267	3%	2

Page - 13

Wachovia 3Q08 Quarterly Earnings Report

GENERAL BANK-RETAIL AND SMALL BUSINESS LOAN PRODUCTION

Retail and Small Business

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loan production
Mortgage	$5,005	11,768	12,787	12,419	13,983	(57)%	(64)
Home equity	1,887	3,954	4,257	6,122	7,315	(52)	(74)
Student	1,880	813	1,479	733	1,346	—	40
Installment	34	81	86	127	158	(58)	(78)
Other retail and small business	453	1,031	1,033	1,168	1,357	(56)	(67)

Total loan production	$9,259	17,647	19,642	20,569	24,159	(48)%	(62)

WACHOVIA.COM

Wachovia.com

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Online product and service enrollments
Retail	15,162	14,481	13,844	13,272	12,664	5%	20
Wholesale	937	899	857	821	781	4	20

Total online product and service enrollments	16,099	15,380	14,701	14,093	13,445	5	20
Enrollments per quarter	988	866	835	823	878	14	13

Dollar value of transactions (In billions)	$88.4	84.3	79.6	67.3	62.4	5%	42

COMMERCIAL

This sub-segment includes Business Banking, Middle-Market Commercial and Government Banking.

Commercial

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$1,025	1,030	954	932	903	—%	14
Fee and other income	138	134	130	116	113	3	22
Intersegment revenue	52	46	43	43	44	13	18

Total revenue (Tax-equivalent)	1,215	1,210	1,127	1,091	1,060	—	15
Provision for credit losses	235	180	174	178	121	31	94
Noninterest expense	408	396	402	392	347	3	18
Income taxes (Tax-equivalent)	209	232	200	190	216	(10)	(3)

Segment earnings	$363	402	351	331	376	(10)%	(3)

Performance and other data
Economic profit	$226	234	218	239	255	(3)%	(11)
Risk adjusted return on capital (RAROC)	27.61%	28.91	28.51	32.92	35.11	—	—
Economic capital, average	$5,406	5,253	5,018	4,333	4,197	3	29
Cash overhead efficiency ratio (Tax-equivalent)	33.61%	32.71	35.65	35.87	32.76	—	—
Average loans, net	$89,034	88,225	84,829	82,084	80,146	1	11
Average core deposits	$40,882	45,483	47,904	46,499	42,832	(10)%	(5)

Page - 14

Wachovia 3Q08 Quarterly Earnings Report

WEALTH MANAGEMENT

This segment includes Private Banking, Personal Trust, Investment Advisory Services, Charitable Services, Financial Planning and Insurance Brokerage (property and casualty, and high net worth life).

Wealth Management

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$194	201	180	181	184	(3)%	5
Fee and other income	192	208	210	215	184	(8)	4
Intersegment revenue	2	3	5	3	4	(33)	(50)

Total revenue (Tax-equivalent)	388	412	395	399	372	(6)	4
Provision for credit losses	8	5	2	7	6	60	33
Noninterest expense	246	252	246	249	240	(2)	3
Income taxes (Tax-equivalent)	50	57	53	53	46	(12)	9

Segment earnings	$84	98	94	90	80	(14)%	5

Performance and other data
Economic profit	$64	74	69	72	61	(14)%	5
Risk adjusted return on capital (RAROC)	46.00%	52.48	50.93	58.24	50.69	—	—
Economic capital, average	$729	720	690	609	609	1	20
Cash overhead efficiency ratio (Tax-equivalent)	63.55%	61.24	62.21	62.55	64.71	—	—
Lending commitments	$6,376	6,915	7,007	7,011	7,007	(8)	(9)
Average loans, net	22,765	22,557	21,794	21,181	20,996	1	8
Average core deposits	$14,690	17,609	17,920	17,145	17,180	(17)	(14)
FTE employees	4,516	4,665	4,650	4,712	4,547	(3)%	(1)

Wealth Management Key Metrics

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Assets under management (a)	$73,192	77,266	79,834	83,933	82,801	(5)%	(12)
Wealth Management producers	957	976	970	985	969	(2)%	(1)

(a)	Includes $28.5 billion in assets managed by and reported in Capital Management.

Page - 15

Wachovia 3Q08 Quarterly Earnings Report

CORPORATE AND INVESTMENT BANK

This segment includes Corporate Lending, Investment Banking, and Treasury and International Trade Finance.

Corporate and Investment Bank

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$1,043	1,132	1,036	988	838	(8)%	24
Fee and other income	(416)	656	(158)	(554)	176	—	—
Intersegment revenue	(57)	(52)	(50)	(50)	(52)	10	10

Total revenue (Tax-equivalent)	570	1,736	828	384	962	(67)	(41)
Provision for credit losses	525	438	197	112	1	20	—
Noninterest expense	1,154	963	750	952	626	20	84
Income taxes (benefits) (Tax-equivalent)	(406)	123	(44)	(249)	123	—	—

Segment earnings (loss)	$(703)	212	(75)	(431)	212	—%	—

Performance and other data
Economic profit (loss)	$(899)	8	(410)	(744)	(113)	—%	—
Risk adjusted return on capital (RAROC)	(13.26)%	11.22	(1.45)	(15.21)	6.40	—	—
Economic capital, average	$14,732	13,821	13,237	11,262	9,791	7	50
Cash overhead efficiency ratio (Tax-equivalent)	202.09%	55.50	90.58	247.26	65.12	—	—
Lending commitments	$99,489	113,559	114,114	118,734	119,791	(12)	(17)
Average loans, net	109,323	106,680	101,081	91,695	82,979	2	32
Average core deposits	$27,497	31,686	33,651	36,235	37,208	(13)	(26)
FTE employees	5,718	6,361	6,302	6,555	6,695	(10)%	(15)

Market Disruption-Related Losses, Net

	2008
	Third Quarter
(Pre-tax dollars in millions)	Trading Profits (losses)	Securities gains (losses)	Other Income	Total
Corporate and Investment Bank
ABS CDO and other subprime-related	$(47)	(189)	1	(235)
Commercial mortgage (CMBS)	(263)	(23)	(61)	(347)
Consumer mortgage	(138)	0	(8)	(146)
Leveraged finance	42	0	(20)	22
Other	(207)	(34)	7	(234)

Total	$(613)	(246)	(81)	(940)

Market Disruption-Related Losses, Net

	2008
	Second Quarter				First Quarter
(Pre-tax dollars in millions)	Trading profits (losses)	Securities gains (losses)	Other Income	Total	Trading profits (losses)	Securities gains (losses)	Other Income	Total
Corporate and Investment Bank
ABS CDO and other subprime-related	$(106)	(132)	0	(238)	(281)	(67)	9	(339)
Commercial mortgage (CMBS)	(116)	(2)	(91)	(209)	(283)	0	(238)	(521)
Consumer mortgage	(42)	0	(26)	(68)	(187)	0	(64)	(251)
Leveraged finance	(336)	0	438	102	483	0	(792)	(309)
Other	(141)	(11)	0	(152)	(131)	(4)	(9)	(144)

Total	$(741)	(145)	321	(565)	(399)	(71)	(1,094)	(1,564)

Market Disruption-Related Losses, Net

	2007
	Fourth Quarter				Third Quarter
(Pre-tax dollars in millions)	Trading profits (losses)	Securities gains (losses)	Other Income	Total	Trading profits (losses)	Securities gains (losses)	Other Income	Total
Corporate and Investment Bank
ABS CDO and other subprime-related	$(517)	(263)	(38)	(818)	(230)	0	0	(230)
Commercial mortgage (CMBS)	(238)	0	(362)	(600)	(129)	0	(359)	(488)
Consumer mortgage	(64)	0	(59)	(123)	(41)	0	(41)	(82)
Leveraged finance	183	(3)	(87)	93	62	0	(334)	(272)
Other	59	0	0	59	(109)	0	0	(109)

Total	$(577)	(266)	(546)	(1,389)	(447)	0	(734)	(1,181)

No market disruption-related losses in 1Q07 or 2Q07

Page - 16

Wachovia 3Q08 Quarterly Earnings Report

CORPORATE LENDING

This sub-segment includes Large Corporate Lending, Leasing and Real Estate Financial Services.

Corporate Lending

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$415	414	434	417	413	—%	—
Fee and other income	312	70	155	149	136	—	—
Intersegment revenue	10	10	13	18	16	—	(38)

Total revenue (Tax-equivalent)	737	494	602	584	565	49	30
Provision for credit losses	387	350	132	103	2	11	—
Noninterest expense	141	128	141	137	139	10	1
Income taxes (Tax-equivalent)	75	7	120	126	154	—	(51)

Segment earnings	$134	9	209	218	270	—%	(50)

Performance and other data
Economic profit	$109	(18)	47	65	82	—%	33
Risk adjusted return on capital (RAROC)	17.02%	9.95	13.83	15.34	17.10	—	—
Economic capital, average	$7,175	6,763	6,653	5,943	5,289	6	36
Cash overhead efficiency ratio (Tax-equivalent)	19.07%	25.99	23.47	23.45	24.56	—	—
Average loans, net	$65,659	65,459	64,038	62,339	58,528	—	12
Average core deposits	$3,891	4,455	4,576	4,632	5,120	(13)%	(24)

Corporate Lending

Loans Outstanding

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Large corporate loans	$17,162	17,382	16,892	15,832	14,229	(1)%	21
Real estate financial services	37,898	37,572	37,026	36,184	34,356	1	10
Capital finance	10,599	10,505	10,120	10,323	9,943	1	7

Total loans outstanding	$65,659	65,459	64,038	62,339	58,528	—%	12

Page - 17

Wachovia 3Q08 Quarterly Earnings Report

INVESTMENT BANKING

This sub-segment includes Equity Capital Markets, M&A, Fixed Income Division, Loan Syndications and Principal Investing.

Investment Banking

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$505	591	485	461	321	(15)%	57
Fee and other income	(963)	362	(530)	(920)	(178)	—	—
Intersegment revenue	(7)	(10)	(16)	(21)	(22)	(30)	(68)

Total revenue (Tax-equivalent)	(465)	943	(61)	(480)	121	—	—
Provision for credit losses	137	88	67	9	—	56	—
Noninterest expense	841	663	431	642	317	27	—
Income taxes (benefits) (Tax-equivalent)	(527)	70	(205)	(414)	(70)	—	—

Segment earnings (loss)	$(916)	122	(354)	(717)	(126)	—%	—

Performance and other data
Economic profit	$(1,077)	(43)	(514)	(865)	(253)	—%	—
Risk adjusted return on capital (RAROC)	(48.27)%	8.36	(22.20)	(57.87)	(12.95)	—	—
Economic capital, average	$7,217	6,695	6,223	4,985	4,184	8	72
Cash overhead efficiency ratio (Tax-equivalent)	(180.56)%	70.33	(706.35)	(133.99)	265.05	—	—
Average loans, net	$28,963	27,615	23,582	17,047	13,640	5	—
Average core deposits	$9,561	9,120	9,456	10,759	10,848	5%	(12)

Investment Banking

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total revenue
Fixed income global rate products	$138	264	132	89	135	(48)%	2
Fixed income credit products (Excluding loan portfolio)	91	289	248	169	202	(69)	(55)
Fixed income structured products/other	457	634	520	440	471	(28)	(3)
Market disruption losses	(940)	(565)	(1,564)	(1,389)	(1,181)	(66)	—

Total fixed income	(254)	622	(664)	(691)	(373)	—	(32)
Principal investing	(317)	115	414	23	361	—	—
Total equities/M&A/other	106	206	189	188	133	(49)	(20)

Total revenue	(465)	943	(61)	(480)	121	—	—

Trading-related revenue
Net interest income (Tax-equivalent)	64	122	78	51	34	(48)	88
Trading account profits (losses)	(633)	(365)	(245)	(562)	(381)	73	66
Other fee income	123	187	187	181	140	(34)	(12)

Total net trading-related revenue (Tax-equivalent)	(446)	(56)	20	(330)	(207)	—	—

Principal investing balances
Direct investments	1,395	1,612	1,636	1,554	1,534	(13)	(9)
Fund investments	842	1,081	1,052	789	776	(22)	9

Total principal investing balances	$2,237	2,693	2,688	2,343	2,310	(17)%	(3)

Investment Banking

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total revenue
Investment banking (a)	$270	464	400	401	423	(42)%	(36)
Capital markets (b)	(418)	364	(875)	(904)	(663)	—	(37)
Principal investing	(317)	115	414	23	361	—	—

Total revenue	$(465)	943	(61)	(480)	121	—%	—

(a)	Activities relating to corporate customers.
(b)	Activities relating to institutional clients.

Page - 18

Wachovia 3Q08 Quarterly Earnings Report

TREASURY AND INTERNATIONAL TRADE FINANCE

This sub-segment includes Treasury Services, International Correspondent Banking and Trade Finance.

Treasury and International Trade Finance

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$123	127	117	110	104	(3)%	18
Fee and other income	235	224	217	217	218	5	8
Intersegment revenue	(60)	(52)	(47)	(47)	(46)	15	30

Total revenue (Tax-equivalent)	298	299	287	280	276	—	8
Provision for credit losses	1	—	(2)	—	(1)	—	—
Noninterest expense	172	172	178	173	170	—	1
Income taxes (Tax-equivalent)	46	46	41	39	39	—	18

Segment earnings	$79	81	70	68	68	(2)%	16

Performance and other data
Economic profit	$69	69	57	56	58	—%	19
Risk adjusted return on capital (RAROC)	90.88%	87.60	74.59	78.25	82.99	—	—
Economic capital, average	$340	363	361	334	318	(6)	7
Cash overhead efficiency ratio (Tax-equivalent)	57.83%	57.44	62.20	62.02	61.24	—	—
Average loans, net	$14,701	13,606	13,461	12,309	10,811	8	36
Average core deposits	$14,045	18,111	19,619	20,844	21,240	(22)%	(34)

Page - 19

Wachovia 3Q08 Quarterly Earnings Report

CAPITAL MANAGEMENT

This segment includes Asset Management and Retail Brokerage Services.

Capital Management

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$388	308	281	320	268	26%	45
Fee and other income	968	1,995	2,192	2,210	1,444	(51)	(33)
Intersegment revenue	4	(8)	(10)	(11)	(8)	—	—

Total revenue (Tax-equivalent)	1,360	2,295	2,463	2,519	1,704	(41)	(20)
Provision for credit losses	1	—	—	—	—	—	—
Noninterest expense	2,145	2,328	1,855	1,937	1,241	(8)	73
Income taxes (benefits) (Tax-equivalent)	(287)	(12)	222	213	169	—	—

Segment earnings (loss)	$(499)	(21)	386	369	294	—%	—

Performance and other data
Economic profit	$(555)	(79)	327	310	258	—%	—
Risk adjusted return on capital (RAROC)	(97.63)%	(3.95)	72.25	69.09	88.96	—	—
Economic capital, average	$2,033	2,118	2,145	2,120	1,310	(4)	55
Cash overhead efficiency ratio (Tax-equivalent)	157.72%	101.39	75.34	76.91	72.82	—	—
Lending commitments	$1,657	1,544	1,348	1,281	1,164	7	42
Average loans, net	3,223	2,878	2,562	2,295	2,142	12	50
Average core deposits	$54,734	48,647	43,084	38,019	31,489	13	74
FTE employees	29,301	29,658	29,824	29,880	17,908	(1)%	64

Capital Management Key Metrics

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in billions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Equity assets	$61.7	72.7	74.1	83.7	84.7	(15)%	(27)
Fixed income assets	92.8	108.6	117.8	122.9	137.6	(15)	(33)
Money market assets	54.6	64.6	66.8	68.1	63.1	(15)	(13)

Total assets under management (a)	209.1	245.9	258.7	274.7	285.4	(15)	(27)

Gross fluctuating mutual fund sales	$1.3	1.7	2.6	2.5	2.0	(24)	(35)

Full-service financial advisors series 7	14,635	14,632	14,583	14,607	8,391	—	74
Financial center advisors series 6	4,447	4,308	4,059	3,296	2,996	3	48
Broker client assets	$1,004.4	1,107.1	1,118.5	1,170.4	807.2	(9)	24
Customer receivables including margin loans	$6.4	6.6	6.3	6.4	4.7	(3)	36
Traditional brokerage offices	1,506	1,512	1,527	1,539	786	—	92
Banking centers with brokerage services	2,736	2,664	2,569	2,203	2,038	3%	34

(a)	Includes $28.5 billion in assets managed for Wealth Management, which are also reported in that segment.

Page - 20

Wachovia 3Q08 Quarterly Earnings Report

RETAIL BROKERAGE SERVICES

This sub-segment consists of the retail brokerage, and annuity and reinsurance businesses.

Retail Brokerage Services

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$370	296	267	313	262	25%	41
Fee and other income	1,542	1,832	1,899	1,933	1,202	(16)	28
Intersegment revenue	4	(7)	(9)	(11)	(7)	—	—

Total revenue (Tax-equivalent)	1,916	2,121	2,157	2,235	1,457	(10)	32
Provision for credit losses	1	—	—	—	—
Noninterest expense	1,924	2,122	1,634	1,724	1,038	(9)	85
Income taxes (Tax-equivalent)	(4)	1	191	186	154	—	—

Segment earnings (loss)	$(5)	(2)	332	325	265	—%	—

Performance and other data
Economic profit	$(55)	(54)	279	272	235	2%	—
Risk adjusted return on capital (RAROC)	(0.91)%	(0.33)	69.04	67.36	94.13	—	—
Economic capital, average	$1,814	1,901	1,929	1,915	1,116	(5)	63
Cash overhead efficiency ratio (Tax-equivalent)	100.31%	100.08	75.79	77.09	71.33	—	—
Average loans, net	$3,194	2,861	2,521	2,273	2,106	12	52
Average core deposits	$54,425	48,343	42,631	37,614	31,071	13%	75

Retail Brokerage Transaction

The Retail Brokerage Services sub-segment results shown in the above table include 100% of the results of the Wachovia Securities retail brokerage business which is the combination of Wachovia and Prudential Financial’s retail brokerage operations. The combined entity is owned by Wachovia Securities Financial Holdings, LLC (“WSFH”), which is a consolidated subsidiary of Wachovia Corporation for GAAP purposes.

As a result of Wachovia’s contribution to WSFH of the retail securities business of A.G. Edwards on January 1, 2008, Prudential Financial’s percentage interest in WSFH was diluted as of that date based on the value of the contributed business relative to the value of WSFH. Although the adjustment in Prudential Financial’s interest was effective as of the January 1, 2008, contribution date, the valuations necessary to calculate the precise reduction in that percentage interest are not yet complete. Based on currently available information, Wachovia estimates that Prudential Financial’s percentage interest will be diluted from its pre-contribution interest of 38% to approximately 23% as a result of the A.G. Edwards contribution.

Prudential Financial’s minority interest is included in minority interest expense reported in the Parent (see page 23) and in Wachovia Corporation’s consolidated statements of income on a GAAP basis, which differs from our segment reporting as noted on page 1. For the three months ended September 30, 2008, Prudential Financial’s pre-tax minority interest on a GAAP basis was ($83) million. This amount may be adjusted higher or lower in a subsequent quarter if the final valuations differ from Wachovia’s current estimate.

The Retail Brokerage Services sub-segment results reported in the above table also include our Insurance Services business, as well as additional corporate allocations not included in the Wachovia Securities Financial Holdings results.

Page - 21

Wachovia 3Q08 Quarterly Earnings Report

ASSET MANAGEMENT

This sub-segment consists of the mutual fund business and customized investment advisory services, including retirement services.

Asset Management

Performance Summary

	2008				2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(In millions)	Third Quarter		Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$17		12	14	7	6	42%	—
Fee and other income	(572)		165	295	279	244	—	—
Intersegment revenue	—		(1)	(1)	—	(1)	—	—

Total revenue (Tax-equivalent)	(555)		176	308	286	249	—	—
Provision for credit losses	—		—	—	—	—	—	—
Noninterest expense	224		209	224	217	206	7	9
Income taxes (benefits) (Tax-equivalent)	(284)		(13)	31	26	15	—	—

Segment earnings (loss)	$(495)		(20)	53	43	28	—%	—

Performance and other data
Economic profit	$(501)		(26)	47	37	22	—%	—
Risk adjusted return on capital (RAROC)	(898.80	) %	(37.28)	99.16	82.68	56.73	—	—
Economic capital, average	$219		217	216	205	194	1	13
Cash overhead efficiency ratio (Tax-equivalent)	(40.26	) %	117.86	72.81	76.33	82.50	—	—
Average loans, net	$29		17	41	22	36	71	(19)
Average core deposits	$309		304	453	405	418	2%	(26)

Capital Management Eliminations

In addition to the above sub-segments, Capital Management results include eliminations between business units. Certain brokerage commissions earned on mutual fund sales by our brokerage sales force are eliminated and deferred in the consolidation of Capital Management reported results. In 3Q08, brokerage revenue and expense eliminations were a reduction of $1 million and $3 million, respectively.

Page - 22

Wachovia 3Q08 Quarterly Earnings Report

PARENT

This sub-segment includes the central money book, investment portfolio, some consumer real estate and mortgage assets, minority interest in consolidated subsidiaries, the cross-border leveraged lease portfolio, businesses being wound down or divested, goodwill impairment charge, other intangible amortization and eliminations.

Parent

Performance Summary

	2008			2007		3Q08 vs 2Q08	3Q08 vs 3Q07
(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income statement data
Net interest income (Tax-equivalent)	$(349)	(994)	(154)	(219)	(172)	(65)%	—
Fee and other income	(1,014)	(694)	(447)	(56)	194	46	—
Intersegment revenue	1	—	—	—	(3)	—	—

Total revenue (Tax-equivalent)	(1,362)	(1,688)	(601)	(275)	19	(19)	—
Provision for credit losses	4,755	4,202	2,060	1,058	194	13	—
Noninterest expense	390	869	301	424	484	(55)	(19)
Minority interest	(71)	26	198	118	189	—	—
Income taxes (benefits) (Tax-equivalent)	(2,128)	(2,642)	(1,022)	(857)	(495)	(19)	—
Dividends on preferred shares	191	193	43	—	—	(1)	—

Segment earnings (loss)	$(4,499)	(4,336)	(2,181)	(1,018)	(353)	4%	—

Performance and other data
Economic profit (loss)	$(1,414)	(1,635)	(846)	(480)	(319)	(14)%	—
Risk adjusted return on capital (RAROC)	(1,259.81)%	(432.84)	(169.71)	(83.56)	(41.54)	—	—
Economic capital, average	$443	1,482	1,881	2,020	2,403	(70)	(82)
Cash overhead efficiency ratio (Tax-equivalent)	(21.45)%	(45.78)	(32.99)	(114.15)	1,976.53	—	—
Lending commitments	$483	543	538	599	529	(11)	(9)
Average loans, net	24,601	26,650	28,415	30,731	28,496	(8)	(14)
Average core deposits	$2,735	2,415	2,734	2,485	3,033	13	(10)
FTE employees	24,619	24,953	24,863	25,274	24,147	(1)%	2

Page - 23

Wachovia 3Q08 Quarterly Earnings Report

MERGER-RELATED AND RESTRUCTURING EXPENSES

A.G. Edwards Transaction One-time Costs (In millions)	Net Merger- Related and Restructuring Expenses	Exit Cost Purchase Accounting Adjustments (b)	Total
Total estimated costs and expenses (a)	$1,204	196	1,400

Actual expenses
Third quarter 2008	$166	58	224
Second quarter 2008	205	20	225
First quarter 2008	206	35	241
Total 2007	124	43	167

Total actual expenses	$701	156	857

(a)	Represents the original estimate at the time of the deal announcement.
(b)	These adjustments represent incremental costs related to combining the two companies and are specifically attributable to A.G. Edwards’ business.

Examples include employee termination costs, employee relocation costs, contract cancellations including leases and closing redundant A.G. Edwards acquired facilities.

These adjustments are reflected in goodwill and are not charges against income.

Golden West Transaction One-time Costs (In millions)	Net Merger- Related and Restructuring Expenses	Exit Cost Purchase Accounting Adjustments (b)	Total
Total estimated costs and expenses (a)	$288	192	480

Actual expenses
Third quarter 2008	$16	(2)	14
Second quarter 2008	44	(8)	36
First quarter 2008	35	—	35
Total 2007	118	173	291
Total 2006	40	41	81

Total actual expenses	$253	204	457

(a)	Represents the original estimate at the time of the deal announcement.
(b)	These adjustments represent incremental costs related to combining the two companies and are specifically attributable to Golden West’s business.

Examples include employee termination costs, employee relocation costs, contract cancellations including leases and closing redundant Golden West acquired facilities.

These adjustments are reflected in goodwill and are not charges against income.

Merger-Related and Restructuring Expenses (Income Statement Impact)

	2008			2007
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total Golden West merger-related and restructuring expenses	$16	44	35	64	32
Total A.G. Edwards merger-related and restructuring expenses	166	205	206	121	3
Total Project Right Size (a)	515	—	—	—	—
Other merger-related and restructuring expenses	—	2	—	2	1

Net merger-related and restructuring expenses	697	251	241	187	36
Minority interest share in merger-related and restructuring expenses	(35)	(43)	(43)	(11)	—
Income taxes (benefits)	(248)	(80)	(75)	(67)	(15)

After-tax net merger-related and restructuring expenses	$414	128	123	109	21

(a)	2Q08 announced expense reduction initiative.

Page - 24

Wachovia 3Q08 Quarterly Earnings Report

Goodwill and Other Intangibles Recorded in the A.G. Edwards Transaction (In millions)	2008			2007
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Purchase price less former A.G. Edwards ending tangible stockholders’ equity at October 1, 2007	$4,597	4,598	4,598	4,600

Fair value purchase accounting adjustments (a)
Investments	1	1	(1)	(1)
Restricted stock awards	(14)	(14)	(14)	—
Occupancy and equipment	21	—	—	—
CRE	(29)	(31)	(31)	—
Other assets	10	10	10	8
Deposits, short-term borrowings, long-term debt and other liabilities	(21)	(22)	(23)	(27)
Income taxes	128	40	41	11

Total fair value purchase accounting adjustments	96	(16)	(18)	(9)

Exit cost purchase accounting adjustments (b)
Personnel and employee termination benefits	55	59	48	22
Other liabilities	16	13	8	2
CRE	58	—	—	—
Contract cancellations	4	4	3	—
Occupancy and equipment	4	3	—	—
Other	19	19	19	19

Total pre-tax exit costs	156	98	78	43
Income taxes	(53)	(31)	(24)	(10)

Total after-tax exit cost purchase accounting adjustments (One-time costs)	103	67	54	33

Total purchase intangibles	4,796	4,649	4,634	4,624
Customer and other intangibles (Net of income taxes)	513	513	513	513

Goodwill, end of period	$4,283	4,136	4,121	4,111

(a)	These amounts represent fair value adjustments to adjust assets and liabilities of the former A.G. Edwards to their fair values as of October 1, 2007.
(b)	These adjustments represent incremental costs relating to combining the two companies and are specifically attributable to those businesses of the former A.G. Edwards.

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Wachovia 3Q08 Quarterly Earnings Report

EXPLANATION OF OUR USE OF CERTAIN NON-GAAP FINANCIAL MEASURES

In addition to results presented in accordance with GAAP, this quarterly earnings report includes certain non-GAAP financial measures, including those presented on pages 1 and 2 under the captions “Earnings Reconciliation”, and “Other Financial Measures”, with the sub-headings – “Earnings excluding goodwill impairment, merger-related and restructuring expenses, and discontinued operations” and — “Earnings excluding goodwill impairment, merger-related and restructuring expenses, other intangible amortization and discontinued operations”, and which are reconciled to GAAP financial measures on pages 27-30. In addition, in this quarterly earnings report certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of goodwill impairment charges, merger-related and restructuring expenses and discontinued operations permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

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Wachovia 3Q08 Quarterly Earnings Report

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

Reconciliation of Certain Non-GAAP Financial Measures

		2008			2007
(In millions)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income (loss) from continuing operations
Net income (loss) (GAAP)	A	$(23,698)	(8,915)	(664)	51	1,618
Discontinued operations, net of income taxes (GAAP)		—	—	—	142	88

Income (loss) from continuing operations (GAAP)		(23,698)	(8,915)	(664)	193	1,706
Merger-related and restructuring expenses (GAAP)		414	128	123	108	22
Goodwill impairment (GAAP)		18,715	6,056	—	—	—

Income (loss) excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	B	(4,569)	(2,731)	(541)	301	1,728
Other intangible amortization (GAAP)		62	66	64	64	60

Income (loss) excluding merger-related and restructuring expenses, goodwill impairment, other intangible amortization and discontinued operations	C	$(4,507)	(2,665)	(477)	365	1,788

Income (loss) available to Common Stockholders
Net income (loss) available to common shareholders (GAAP)	D	$(23,889)	(9,108)	(707)	51	1,618
Discontinued operations, net of income taxes (GAAP)		—	—	—	142	88

Income (loss) from continuing operations available to common stockholders		(23,889)	(9,108)	(707)	193	1,706
Merger-related and restructuring expenses (GAAP)		414	128	123	108	22
Goodwill impairment (GAAP)		18,715	6,056	—	—	—

Income (loss) excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	E	(4,760)	(2,924)	(584)	301	1,728
Other intangible amortization (GAAP)		62	66	64	64	60

Income (loss) available to common stockholders excluding merger-related and restructuring expenses, goodwill impairment, other intangible amortization and discontinued operations	F	$(4,698)	(2,858)	(520)	365	1,788

Return on average common stockholders’ equity
Average common stockholders’ equity (GAAP)	G	$60,370	72,579	74,697	73,599	69,857
Merger-related and restructuring expenses and other (GAAP)		405	191	110	242	124
Goodwill impairment (GAAP)		9,106	998	—	—	—
Discontinued operations (GAAP)		—	—	—	(142)	(88)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	H	69,881	73,768	74,807	73,699	69,893
Average intangible assets (GAAP)	I	(38,694)	(44,998)	(45,211)	(44,941)	(40,198)

Average tangible common stockholders’ equity, excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	J	$31,187	28,770	29,596	28,758	29,695

Return on average common stockholders’ equity
GAAP	D/G	(157.43)%	(50.47)	(3.81)	0.28	9.19
Excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	E/H	(27.11)	(15.94)	(3.14)	1.62	9.81
Return on average tangible common stockholders’ equity
GAAP	D/G+I	(438.45)	(132.82)	(9.64)	0.71	21.64
Excluding merger-related and restructuring expenses, goodwill impairment, other intangible amortization and discontinued operations	F/J	(59.94)%	(39.94)	(7.07)	5.05	23.88

Table continued on next page.

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Wachovia 3Q08 Quarterly Earnings Report

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

Reconciliation of Certain Non-GAAP Financial Measures

		2008			2007
(In millions)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Return on average assets
Average assets (GAAP)	K	$791,907	796,437	783,593	763,487	729,004
Average intangible assets (GAAP)		(38,694)	(44,998)	(45,211)	(44,941)	(40,198)

Average tangible assets (GAAP)	L	$753,213	751,439	738,382	718,546	688,806

Average assets (GAAP)		$791,907	796,437	783,593	763,487	729,004
Merger-related and restructuring expenses (GAAP)		405	191	110	242	124
Goodwill impairment (GAAP)		9,106	998	—	—	—
Discontinued operations (GAAP)		—	—	—	(142)	(88)

Average assets, excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	M	801,418	797,626	783,703	763,587	729,040
Average intangible assets (GAAP)		(38,694)	(44,998)	(45,211)	(44,941)	(40,198)

Average tangible assets, excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	N	$762,724	752,628	738,492	718,646	688,842

Return on average assets
GAAP	A/K	(11.91)%	(4.50)	(0.34)	0.03	0.88
Excluding merger-related and restructuring expenses, goodwill impairment and discontinued operations	B/M	(2.27)	(1.38)	(0.28)	0.16	0.94
Return on average tangible assets
GAAP	A/L	(12.52)	(4.77)	(0.36)	0.03	0.93
Excluding merger-related and restructuring expenses, goodwill impairment, other intangible amoritization and discontinued operations	C/N	(2.35)%	(1.42)	(0.26)	0.20	1.03

*	The letters included in the column are provided to show how the various ratios presented in the tables on pages 27 through 30 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing net income (GAAP) by average assets (GAAP) (i.e., A/H), and annualized where appropriate.

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Wachovia 3Q08 Quarterly Earnings Report

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

Reconciliation of Certain Non-GAAP Financial Measures

		2008			2007
(In millions)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Overhead efficiency ratios
Noninterest expense (GAAP)	O	$25,545	12,784	5,441	5,786	4,525
Merger-related and restructuring expenses (GAAP)		(697)	(251)	(241)	(187)	(36)
Goodwill impairment (GAAP)		(18,786)	(6,060)	—	—	—

Noninterest expense, excluding merger-related and restructuring expenses and goodwill impairment	P	6,062	6,473	5,200	5,599	4,489
Other intangible amortization (GAAP)		(96)	(97)	(103)	(111)	(92)

Noninterest expense, excluding merger-related and restructuring expenses, goodwill impairment and other intangible amoritization	Q	$5,966	6,376	5,097	5,488	4,397

Net interest income (GAAP)		$4,991	4,290	4,752	4,630	4,551
Tax-equivalent adjustment		48	54	53	44	33

Net interest income (Tax-equivalent)		5,039	4,344	4,805	4,674	4,584
Fee and other income (GAAP)		733	3,165	2,777	2,744	2,933

Total	R	$5,772	7,509	7,582	7,418	7,517

Retail Brokerage Services, excluding insurance Noninterest expense (GAAP)	S	$1,919	2,116	1,628	1,718	1,033

Net interest income (GAAP)		$365	289	260	305	255
Tax-equivalent adjustment		—	1	1	1	—

Net interest income (Tax-equivalent)		365	290	261	306	255
Fee and other income (GAAP)		1,547	1,814	1,867	1,907	1,180

Total	T	$1,912	2,104	2,128	2,213	1,435

Overhead efficiency ratios
GAAP	O/R	442.60%	170.24	71.76	78.00	60.20
Excluding merger-related and restructuring expenses and goodwill impairment	P/R	105.01	86.21	68.58	75.48	59.73
Excluding merger-related and restructuring expenses, goodwill impairment and brokerage	P-S/R-T	107.32	80.64	65.47	74.54	56.82
Excluding merger-related and restructuring expenses, goodwill impairment and other intangible amoritization	Q/R	103.34	84.92	67.22	73.97	58.51
Excluding merger-related and restructuring expenses, goodwill impairment, other intangible amoritization and brokerage	Q-S/R-T	104.82%	78.84	63.59	72.43	55.32

Table continued on next page.

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Wachovia 3Q08 Quarterly Earnings Report

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

Reconciliation of Certain Non-GAAP Financial Measures

		2008			2007
(In millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Operating leverage
Operating leverage (GAAP)		$(14,498)	(7,416)	509	(1,359)	(847)
Merger-related and restructuring expenses (GAAP)		(5,613)	9	54	151	4
Goodwill impairment (GAAP)		18,786	6,060	—	—	—

Operating leverage, excluding merger-related and restructuring expenses, and goodwill impairment		(1,325)	(1,347)	563	(1,208)	(843)
Other intangible amortization (GAAP)		(1)	(6)	(9)	21	(12)

Operating leverage, excluding merger-related and restructuring expenses, goodwill impairment and other intangible amoritization		$(1,326)	(1,353)	554	(1,187)	(855)

Dividend payout ratios on common shares
Dividends paid per common share	U	$0.05	0.38	0.64	0.64	0.64

Diluted earnings per common share (GAAP) **	V	$(11.18)	(4.31)	(0.36)	0.03	0.85
Merger-related and restructuring expenses (GAAP)		0.19	0.06	0.06	0.05	—
Goodwill impairment (GAAP)		8.76	2.87	—	—	—
Other intangible amortization (GAAP)		0.03	0.03	0.04	0.03	0.04
Discontinued operations (GAAP)		—	—	—	0.07	0.05

Diluted earnings per common share, excluding merger-related and restructuring expenses, goodwill impairment, other intangible amoritization and discontinued operations **	W	$(2.20)	(1.35)	(0.26)	0.18	0.94

Dividend payout ratios
GAAP	U/V	(0.45)%	(8.70)	(177.78)	2,133.33	75.29
Excluding merger-related and restructuring expenses, goodwill impairment, other intangible amoritization and discontinued operations	U/W	(2.27)%	(27.78)	(246.15)	355.56	68.09

*	The letters included in the column are provided to show how the various ratios presented in the tables on pages 27 through 30 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing net income (GAAP) by average assets (GAAP) (i.e., A/H), and annualized where appropriate.

**	Calculated using average basic common shares in 2008.

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Wachovia 3Q08 Quarterly Earnings Report

CAUTIONARY STATEMENT

This presentation may contain, among other things, certain forward-looking statements with respect to Wachovia and/or the proposed merger (the “Merger”) between Wachovia and Wells Fargo & Company (“Wells Fargo”) , as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or Wells Fargo, including, without limitation, (i) statements relating to the benefits of the proposed Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and/or Wells Fargo’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s and Wells Fargo’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s or Wells Fargo’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Wells Fargo in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Wells Fargo conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Wells Fargo’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (12) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (13) the growth and profitability of Wachovia’s and/or Wells Fargo’s non-interest or fee income being less than expected; (14) unanticipated regulatory or judicial proceedings or rulings; (15) the impact of changes in accounting principles; (16) adverse changes in financial performance and/or condition of Wachovia’s and/or Wells Fargo’s borrowers which could impact repayment of such borrowers’ outstanding loans; (17) the impact on Wachovia and/or Wells Fargo’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (18) Wachovia’s and/or Wells Fargo’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, Wells Fargo, the Merger, or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation.

The proposed Merger will be submitted to Wachovia’s shareholders for their consideration. Wells Fargo will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of Wachovia and Wells Fargo may file other relevant documents concerning the proposed Merger. Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and Wells Fargo, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, wachovia.com and wellsfargo.com. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, Charlotte, NC 28288-0206, (704) 383-0798; or to Wells Fargo & Company, Investor Relations, MAC A0101-025, 420 Montgomery Street, 2nd Floor, San Francisco, California 94104-1207, (415) 396-3668.

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Wachovia 3Q08 Quarterly Earnings Report

Wachovia and Wells Fargo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2008. Information about the directors and executive officers of Wells Fargo is set forth in the proxy statement for Wells Fargo’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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